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EXHIBIT 99

Certification of Periodic Financial Reports
Pursuant to 18 U.S.C. Section 1350

        Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Hathaway Corporation (the "Company") certifies to his knowledge that:

  (1)
  The Quarterly Report on Form 10-Q of the Company for the quarterly period ended September 30, 2002 fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

  (2)
  The information contained in that Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 14, 2002	/s/ RICHARD D. SMITH Richard D. Smith Chief Executive Officer and Chief Financial Officer

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  EXHIBIT 99
Certification of Periodic Financial Reports Pursuant to 18 U.S.C. Section 1350